UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): January 31, 2005


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                UTAH                                     87-0342734
   -------------------------------                  ------------------
   (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                   Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                              --------------------
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
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                      ITEM 7.01 - REGULATION FD DISCLOSURE

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On January 31, 2005, attorneys for Utah Medical Products, Inc. ("Company" or
"Defendant") filed a Motion to amend Defendant's Answer in Case No. 2:04CV00733 BSJ to assert a counterclaim for damages for abuse of process.

The Court expeditiously reviewed and granted Defendant's Motion for Leave to File Amended Answer to Assert Counterclaim.

Under SEC Fair Disclosure regulations, the Company feels it needs to disseminate this information.


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                                   SIGNATURES

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 Pursuant to the requirements of the Securities Exchanges Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           UTAH MEDICAL PRODUCTS, INC.
                                           ---------------------------
                                           REGISTRANT


Date:     2/2/05                           By:  /s/ Kevin L. Cornwell
      --------------                          -----------------------
                                              Kevin L. Cornwell
                                              CEO